                                                                   EXHIBIT 10.3


CLASS B CONFIRMATION

                               Confirmation to the
                          1992 ISDA Master(R) Agreement
                     relating to the Class B Swap Agreement
                              Dated 2 December 2004

GRACECHURCH CARD FUNDING (NO. 7) PLC

Re: Transaction between Barclays Bank PLC ("PARTY A") and Gracechurch Card Funding (No. 7) PLC ("PARTY B")

Dear Sirs:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "SWAP TRANSACTION"). References herein to a TRANSACTION shall be deemed to be references to a SWAP TRANSACTION for the purposes of the Definitions.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation incorporates the ISDA Master Agreement, including the schedule thereto (the "ISDA MASTER") dated as of 2 December 2004, between you and us and this Confirmation, together with the ISDA Master, constitutes a single agreement (the "AGREEMENT"). All provisions contained in the ISDA Master apply to this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

        Party A:                                     Barclays Bank PLC

        Party B:                                     Gracechurch Card Funding (No. 7) PLC

        Trade Date:                                  [__] November 2004

        Effective Date:                              2   December   2004;   provided,    however,   that
                                                     effectiveness  is  subject to the  issuance  of the
                                                     Notes and the  receipt by the Series 04-2 Issuer on
                                                     or  prior  to  2  December  2004  of  unconditional
                                                     confirmation  that  upon  issue  the



                                                     Class B Notes will be rated Aaa by Moody's  and AAA
                                                     by Standard & Poor's.

        Termination Date:                            15  November   2007,   subject  to   adjustment  in
                                                     accordance   with  the   Following   Business   Day
                                                     Convention,    and   subject   to   adjustment   in
                                                     accordance with Section 3.3 below

        Business Days:                               Any day other  than a  Saturday,  a Sunday or a day
                                                     on which banking  institutions  in London,  England
                                                     or New York,  New York are authorised or obliged by
                                                     law to be closed

        Calculation Agent                            Party A

        INITIAL EXCHANGE AMOUNTS AND FINAL EXCHANGE AMOUNTS

        Party A Initial Exchange Amount:             GBP [__]

        Party A Initial Exchange Date:               Effective Date

        Party A Final Exchange Amount:               Party A Currency Amount on the Termination Date

        Party A Final Exchange Date:                 Termination Date

        Party B Initial Exchange Amount:             USD [__]

        Party B Initial Exchange Date:               Effective Date

        Party B Final Exchange Amount:               Party B Currency Amount on the Termination Date

        Party B Final Exchange Date:                 Termination Date

        PARTY A FLOATING RATE AMOUNTS

        Party A Floating Rate Payer:                 Party A

        Party A Currency Amount:                     USD  37,500,000  (subject to adjustment  during the
                                                     Redemption Period as set out herein)

        Party A Floating Rate Payer

        Period End Dates:                            The  15th  day of  each  calendar  month  from  and
                                                     including   January  2005  to  and   including  the
                                                     Termination   Date,   in  each  case   subject   to
                                                     adjustment   in   accordance   with  the  Following
                                                     Business Day Convention

        Party A Floating Rate Payer


                                       2



        Payment Dates:                               Each Party A Floating  Rate Payer  Period End Date.
                                                     Party A will  provide a clearing  system  notice as
                                                     to the  amount to be paid on each  Party A Floating
                                                     Rate Payer  Payment  Date 2 Business  Days prior to
                                                     each such Party A Floating Rate Payer Payment Date

        Party A Floating Rate Option:                USD-LIBOR-BBA

        Designated Maturity:                         1 month,  except for the initial calculation period
                                                     which shall be the linear  interpolation of two and
                                                     three months

        Spread:                                      [__]%

        Party A Floating Rate
        Day Count Fraction:                          Actual/360

        Reset Dates:                                 First day of each Calculation Period

        Compounding:                                 Inapplicable

        PARTY B FLOATING RATE AMOUNTS

        Party B Floating Rate Payer:                 Party B

        Party B Currency Amount:                     GBP  [__]   (subject   to   adjustment   during  the
                                                     Redemption Period as set out below)

        Party B Floating Rate Payer
        Period End Dates:                            The  15th  day of each  January,  April,  July  and
                                                     October to and including the  Termination  Date, in
                                                     each  case  subject  to  adjustment  in  accordance
                                                     with:  (a) the Following  Business Day  Convention,
                                                     and  (b) the  Redemption  Period  as set out  below
                                                     (following  which the Party B  Floating  Rate Payer
                                                     Period  End  Date  shall  be the  Amended  Party  B
                                                     Floating Rate Payer Period End Date)

        Party B Floating Rate Payer

        Payment Dates:                               15th  January 2005 and  thereafter  the 15th day of
                                                     each calendar  month to and including the Termination
                                                     Date, in each case subject to adjustment in accordance
                                                     with the Following Business Day Convention

                                       3



        Party B Floating Rate Option:                GBP-LIBOR-BBA

        Designated Maturity:                         3  months   (subject  to   adjustment   during  the
                                                     Redemption  Period as set out  below),  except  for
                                                     the initial  calculation  period which shall be the
                                                     linear interpolation of two and three months

        Spread:                                      [__]%

        Party B Floating Rate
        Day Count Fraction:                          A fraction,  the  numerator  of which is the actual
                                                     number of days in such  Calculation  Period and the
                                                     denominator  of which is 365 (or 366 in the case of
                                                     any  Calculation  Period  ending in a leap year) as
                                                     calculated  in  accordance  with the interest  rate
                                                     applicable to the Series 04-2 Class B Debt Amount

        Reset Dates:                                 First day of each Calculation Period

        Compounding:                                 Inapplicable


3.      DETAILS OF VARIATION TO AGREEMENT:

3.1 TAXATION: Neither Party A nor Party B is under any obligation to gross up any payments to be made under this Agreement for amounts withheld with respect to any Tax. In the event that a Tax is imposed such that Party B's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then Party A's payment obligation shall be reduced in proportion to the amount by which the payments to be made by Party B are so reduced. In the event that a Tax is imposed such that Party A's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then (subject to the first sentence of this Section 3.1 and Section 3.2, 3.3 and 3.4 below) the payment obligations of Party B shall remain the same.

3.2     INTEREST DEFERRAL:

(A1) The obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date will be reduced to the extent that, on such Party B Floating Rate Payer Payment Date, the amount of MTN Issuer Available Funds (Series 04-2 Class B), and hence the amount of Party B Available Funds (Series 04-2 Class B), is less than the Party B Floating Rate Amount calculated for such Party B Floating Rate Payer Payment Date (the amount of any such reduction, the "DEFERRED INTEREST AMOUNT" for that Party B Floating Rate Payer Payment Date). "MTN ISSUER AVAILABLE FUNDS (SERIES 04-2 CLASS B)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to Barclaycard Funding plc (the "MTN ISSUER") by the Receivables Trustee (and
        deposited in the Series 04-2 Distribution Account) on the related Distribution Date in respect of the Class B Monthly Finance Amount (provided that, for the avoidance of doubt, MTN Issuer Available Funds (Series 04-2 Class B) excludes any amounts distributed by the
        Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts). "PARTY B AVAILABLE FUNDS (SERIES 04-2 CLASS B)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Party B Floating Rate Payer Payment Amount calculated for that Party B Floating Rate Payer Payment Date in accordance with the priority of payments set forth in the Trust Deed (provided that, for the avoidance of doubt, Party B Available Funds (Series 04-2 Class B) shall exclude any amounts received by Party B in respect of Further Interest on the Series 04-2 MTN Certificate).

        The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be reduced by an amount equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Reduction Ratio. The "REDUCTION RATIO" is a fraction equal to:

                       Deferred Interest Amount
                 ------------------------------------
                  Aggregate Party B Payment Amount

        The "AGGREGATE PARTY B PAYMENT AMOUNT" is equal to the Party B Floating Rate Amount, before any adjustment thereof in accordance with the terms of the provisions of this Section 3.2, that would otherwise have been payable on such Party B Floating Rate Payer Payment Date.

(B) In the event that, on any Party B Floating Rate Payer Payment Date, there are any MTN Issuer Make-up Funds (Series 04-2 Class B) and hence any Party B Make-up Funds (Series 04-2 Class B) (any such amount for the relevant Party B Floating Rate Payer Payment Date, an "ADDITIONAL PARTY B AMOUNT"), the obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date shall be increased by the Additional Party B Amount.

        Accordingly, on such Party B Floating Rate Payer Payment Date, Party B shall pay the Party B Floating Rate Amount that would otherwise have been calculated for that Party B Floating Rate Payer Payment Date as well as any Additional Party B Amount. "MTN ISSUER MAKE-UP FUNDS (SERIES 04-2 CLASS B)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to the MTN Issuer on the related Distribution Date by deposit to the Series 04-2 Distribution Account in respect of either of the following: (a) the Class B Deficiency Amount (if and to the extent that the same is attributable to the Class B Monthly Finance Amount for any earlier
        Distribution Date); and (b) the Class B Additional Finance Amount (if and to the extent that the same is attributable to the Class B Deficiency Amount for any earlier Distribution Date), provided that, for the avoidance of doubt, the MTN Issuer Make-up Funds (Series 04-2 Class B) shall exclude any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts. "PARTY B MAKE-UP FUNDS (SERIES 04-2 CLASS B)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Additional Party B Amount in accordance with the priority of payments set forth in the Trust Deed, provided that, for the avoidance of doubt, Party B Make-up Funds (Series 04-2 Class B) shall exclude any amounts received by Party B in respect of Further Interest on the Series 04-2 MTN Certificate.

        The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be increased by an amount (the "ADDITIONAL PARTY A AMOUNT") equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Increase Ratio. Accordingly, on such Party A Floating Rate Payer Payment Date, Party A shall pay the Party A Floating Rate Amount as well as the Additional Party A Amount. The "INCREASE RATIO" is a fraction equal to:

                       Additional Party B Amount
                  ------------------------------------
                   Aggregate Party B Payment Amount

3.3     REDEMPTION PERIOD.

        On the earliest to occur of (a) the Series 04-2 Scheduled Redemption Date in the event that the Series 04-2 Class B Debt Amount is not redeemed in full on such date, (b) the first distribution date for the Regulated Amortisation Period, or (c) the first distribution date for the Rapid Amortisation Period (any such event, a "REDEMPTION TRIGGER") then the following provisions shall apply.

        The "REDEMPTION PERIOD END DATE" is the earlier of (a) the Party B Floating Rate Payer Payment Date falling in November 2009, and (b) the date upon which the Series 04-2 Class B Debt Amount is redeemed in full.

        From the occurrence of the Redemption Trigger, the Termination Date shall be amended to be the Redemption Period End Date. The period from and including the date on which the Redemption Trigger occurs and the Redemption Period End Date is called the "REDEMPTION PERIOD".

        During the Redemption Period:

(a) the Party B Floating Rate Payer Period End Date shall be amended (each such Party B Floating Rate Payer Period End Date thereafter, an "AMENDED PARTY B FLOATING RATE PAYER PERIOD END DATE") to be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention, provided that if the Redemption Period commences on a day other than a date which would otherwise have been a Party B Floating Rate Payer Period End Date (but for adjustment in accordance with this Section

        3.3) then the first Amended Party B Floating Rate Payer Period End Date shall be the Party B Floating Rate Payer Period End Date which would have occurred but for adjustment in accordance with this Section 3.3 and thereafter each Amended Party B Floating Rate Payer Period End Date shall be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention; and


(b) the Designated Maturity for Party B shall change to 1 month commencing on the first Amended Party B Floating Rate Payer Period End Date.

3.4 AMORTISATION OF PARTY A CURRENCY AMOUNT AND PARTY B CURRENCY AMOUNT DURING REDEMPTION PERIOD

        During the Redemption Period, on each Party B Floating Rate Payer Period End Date (including the Series 04-2 Scheduled Redemption Date if the Redemption Trigger falls on the Series 04-2 Scheduled Redemption Date), the Party B Currency Amount shall be reduced (for the next following Calculation Period for Party B) by the amount on deposit on that Party B Floating Rate Payer Period End Date in the Series 04-2 Issuer Account and referable to the Series 04-2 Class B Debt Amount and credited to the Class B Notes Principal Ledger (the amount of such reduction, the "PARTY B AMORTISATION AMOUNT"). On each Party B Floating Rate Payer Payment Date corresponding to such Party B Floating Rate Payer Period End Date, Party B shall pay to Party A an amount equal to the Party B Amortisation Amount.

        During the Redemption Period, on each Party A Floating Rate Payer Period End Date (including the Series 04-2 Scheduled Redemption Date if the Redemption Trigger occurs on the Series 04-2 Scheduled Redemption Date), the Party A Currency Amount shall be reduced (for the next following Calculation Period for Party A) by an amount (the "PARTY A AMORTISATION AMOUNT") calculated as specified below. The Party A Amortisation Amount is equal to A x B/C where:

        A = the Party A Currency Amount calculated on the Effective Date

        B = the Party B Amortisation Amount applicable on the Party B Floating Rate Payer Period End Date occurring on such Party A Floating Rate Payer Period End Date

        C = the Party B Currency Amount calculated on the Effective Date.

        On each Party A Floating Rate Payer Payment Date, Party A shall pay to Party B an amount equal to the Party A Amortisation Amount, if any.

        If the Termination Date occurs at the end of the Redemption Period, to the extent that, on the Termination Date, there are no funds in respect of principal deposited in the Series 04-2 Distribution Account for Class B, and hence no funds (in respect of principal) deposited by the MTN Issuer in the Series 04-2 Issuer Account and referable to the Series 04-2 Class B Debt Amount, on and with effect from on the Termination

        Date each of the Party B Currency Amount and the Party A Currency Amount shall be reduced to zero.

4.      ACCOUNT DETAILS

             Account for           Barclays Bank PLC
             Payments to Party A   SWIFT: BARCGB22
             in GBP:               Sort code: 20-00-00
                                   Beneficiary: Barclays Swaps
                                   Beneficiary Account: 00152021

             Account for           Barclays Bank PLC NY
             Payments to Party A   SWIFT: BARCUS33
             in USD                Beneficiary: Barclays Swaps and Options Group NY
                                   Beneficiary Account: 050-01922-8

             Account for           Barclays Bank PLC
             Payments to Party B   Sort code: 20-19-90
             in GBP:               Account number: 90271012

             Account for           Barclays Bank PLC
             Payments to Party B   Sort code: 20-19-90
             in USD:               Account number: 49269111

5.      CONTACT FOR PARTY A DOCUMENTATION AND OPERATIONS:

        Barclays Bank PLC

        Attention:                  Derivatives Director, Legal Division (marked urgent)
        Telephone:                  +44 20 7773 2224
        Fax No:                     +44 20 7773 4932



6.      GOVERNING LAW:  England

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                BARCLAYS BANK PLC

                                By:

                                Title:   Authorised Signatory

                                Confirmed as of the date first written:

                                GRACECHURCH CARD FUNDING (NO. 7) PLC

                                By:

                                         Per pro SFM Directors Limited
                                         As Director

                                Title:   Authorised Signatory

                                                                   EXHIBIT 10.2A

                                                                   EXHIBIT 10.3A

                                                                   EXHIBIT 10.4A

                                    SCHEDULE
                             TO THE MASTER AGREEMENT

                           DATED AS OF 2 DECEMBER 2004

                                     between

                                BARCLAYS BANK PLC
                                   ("PARTY A")

                                       and

                      GRACECHURCH CARD FUNDING (NO. 7) PLC
                                   ("PARTY B")

PART 1


TERMINATION PROVISIONS

1.1   "SPECIFIED  ENTITY"  for  the  purpose  of  Sections  5(a)(v),   5(a)(vi),
      5(a)(vii) and 5(b)(iv) will not apply to Party A or Party B.

1.2   "SPECIFIED TRANSACTION" has the meaning specified in Section 14.

1.3 The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

1.4 The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

1.5 The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A or to Party B.

1.6   PAYMENTS ON EARLY  TERMINATION.  For the  purpose of Section  6(e) of this
      Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

1.7 "TERMINATION CURRENCY" means (a) in the case of a payment due from Party A, the lawful currency for the time being of the United States of America, and (b) in the case of a payment due from Party B, the lawful currency for the time being of the United Kingdom.

1.8   "BANKRUPTCY" sub-clause (2) of Section 5 (a)(vii) shall not apply to Party
      B.

1.9   ADDITIONAL TERMINATION EVENTS

(A) ADDITIONAL TERMINATION EVENTS. The following shall constitute Additional Termination Events:

      (i) ENFORCEMENT NOTICE. An Enforcement Notice is served upon Party B by the Note Trustee and, with respect to such Additional Termination Event, Party B shall be the sole Affected Party.

                                                                   EXHIBIT 10.2A

                                                                   EXHIBIT 10.3A

                                                                   EXHIBIT 10.4A

      (ii) RATING EVENT. A Rating Event as defined in Part 5.2 shall have occurred. Party A shall be the sole Affected Party in respect thereof.

      (iii) WITHHOLDING TAX EVENT. In the event that there is a withholding tax imposed (1) in relation to the Party B's payments under the Notes;
            (2) in relation to any payments to Party B under the Series 04-2 MTN; (3) in relation to Party B's payments under this Agreement, (4) in relation to Party A's payments under this Agreement (following the expiration of a period of 30 days from Party B or the Note Trustee becoming aware of the imposition of such withholding tax and notwithstanding Party A's obligations in relation to Section 6(b)(ii)(2) of this Agreement); provided that: (A) with respect to the Additional Termination Events set out in this paragraph 1.9(a)(iii), for purposes of Section 6(b)(iv) of the Agreement (Right to Terminate), Party A shall be the sole Affected Party (and provided further that in the event that Party B exercises its right to terminate in accordance with the Agreement, the relevant class of Noteholders in respect of the relevant Agreement shall first have directed the Note Trustee to terminate the relevant Agreement by way of extraordinary resolution); (B) with respect to the Additional Termination Events set out in this paragraph 1.9(a)(iii)(1), 1.9(a)(iii)(2) and/or 1.9(a)(iii)(3), for purposes of all calculations and payments in respect of early termination as provided by Section 6(e) of this Agreement (Payments on Early Termination), Party B shall be considered to be the sole Affected Party for purposes of all such calculations.

      (iv) DECLARATION OF PURPOSE TRUST - CESSATION OF SERIES 04-2 INVESTOR BENEFICIARY INTEREST. The subject (being the Series 04-2 Investor Beneficiary Interest) of the Declaration of Purpose Trust has been reduced to zero and is not capable of reinstatement and, with respect to such Additional Termination Event, Party B shall be the sole Affected Party, provided always that: (1) the provisions of
            Section 6(e) of this Agreement will not apply to the Additional Termination Event contained in this sub-paragraph (iv); and (2) in connection with any Additional Termination Event in this sub-paragraph (iv) any Early Termination Amount shall be zero.

1.10(A) The "TAX EVENT" provisions of Section 5(b)(ii) (and accordingly 5(b)(iii)) will not apply to Party A and Party B. Party A shall not be entitled to terminate any Transaction pursuant to Section 5(b)(iii) if it is the Affected Party (as defined in that section).

PART 2

TAX REPRESENTATIONS

      (a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party B will not make any representation and Party A will make the following representation:

            "It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under
            Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this

                                                                   EXHIBIT 10.2A

                                                                   EXHIBIT 10.3A

                                                                   EXHIBIT 10.4A


            representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in
            Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in
            Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
            (ii) and the other party does not  deliver a form or document  under
            Section 4(a)(iii) by reason of material prejudice to its legal or commercial position."

      (b) PAYEE TAX REPRESENTATIONS For the purposes of Section 3(f) of this Agreement, Party A will make the following representation:

            "Party A is entering into the Transactions through a branch in the United Kingdom within the charge to United Kingdom corporation tax and holds the Transactions solely for the purpose of a trade carried on by party A through that branch otherwise than as agent or nominee for another person."

PART 3

AGREEMENT TO DELIVER DOCUMENTS

(a)   Tax forms, documents or certificates to be delivered are:

      ---------------------------------------------------------------------------------------------------------------
      PARTY REQUIRED TO DELIVER         FORM/DOCUMENT/CERTIFICATE                       DATE BY WHICH TO BE
      DOCUMENT                                                                          DELIVERED
      ---------------------------------------------------------------------------------------------------------------
      Party A and Party B               Any document required or reasonably requested   Promptly upon the
                                        to allow Party A or Party B to make payments    reasonable demand by the
                                        under this Agreement without any deduction or   other party
                                        withholding for or on account of any tax or
                                        with such deduction or withholding at a
                                        reduced rate or to enable the relevant party
                                        to claim back or be refunded for any amount
                                        of Tax so withheld or deducted where such
                                        relevant party received a payment under this
                                        Agreement net of such Tax
      ---------------------------------------------------------------------------------------------------------------


(b)   Other documents to be delivered are:

      ---------------------------------------------------------------------------------------------------------------
      PARTY REQUIRED TO      FORM/DOCUMENT/ CERTIFICATE                 DATE BY WHICH TO BE      COVERED BY SECTION
      DELIVER DOCUMENTS                                                 DELIVERED                3(D)
      ---------------------- ------------------------------------------ ------------------------ --------------------
      Party A and Party B    Evidence satisfactory to the other         Upon execution of this   Yes
                             party as to the authority of its           Agreement and
                             signatories to this Agreement and to       the relevant
                             each Confirmation including                Confirmation, as
                             specimen signatures of such                applicable
                             signatories
      ---------------------------------------------------------------------------------------------------------------

                                                                   EXHIBIT 10.2A

                                                                   EXHIBIT 10.3A

                                                                   EXHIBIT 10.4A


      ---------------------------------------------------------------------------------------------------------------
      PARTY REQUIRED TO      FORM/DOCUMENT/ CERTIFICATE                 DATE BY WHICH TO BE      COVERED BY SECTION
      DELIVER DOCUMENTS                                                 DELIVERED                3(D)
      ---------------------- ------------------------------------------ ------------------------ --------------------
      Party A and Party B    Evidence  satisfactory  to the other       Upon  execution          Yes
                             party as to its capacity and ability to    thisAgreement
                             enter into this Agreement and any
                             Transaction hereunder
      ---------------------- ------------------------------------------ ------------------------ --------------------
      Party B                A legal opinion in a form satisfactory     Upon execution of this   No
                             to Party A                                 Agreement
      ---------------------- ------------------------------------------ ------------------------ --------------------
      Party B                A duly executed copy of the Trust Deed     Upon execution of this   No
                                                                        Agreement
      ---------------------------------------------------------------------------------------------------------------

PART 4

MISCELLANEOUS

4.1   ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

      Addresses for notices or communications to Party A:

      For notices regarding operation, payment and confirmation matters only, notices should be sent to the address of the relevant branch set out in the relevant Confirmation (as may be amended from time to time), with a copy in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13 to:

      ADDRESS:          5 The North Colonnade, Canary Wharf, London E14 4BB

      ATTENTION:        Derivatives Director, Legal Division (marked urgent)

      FACSIMILE NO:     (+44) 207 773 4932    TELEPHONE NO: (+44) 207 773 2224

      WITH A COPY TO:   Note Trustee

      ADDRESS:          One Canada Square, London E14 5AL


      Addresses for notices or communications to Party B:

      ADDRESS:          54 Lombard Street, London EC3P 3AH

      ATTENTION:        The Directors

      FACSIMILE NO:     +44 870 242 2733

      WITH A COPY TO:   Note Trustee

      ADDRESS:          One Canada Square, London E14 5AL


4.2   PROCESS AGENT. For the purpose of Section 14(c) of this Agreement:

      Party A appoints as its Process Agent:     None

      Party B appoints as its Process Agent:     None


4.3   OFFICES. The provisions of Section 10(a) will apply to this Agreement.

                                                                   EXHIBIT 10.2A

                                                                   EXHIBIT 10.3A

                                                                   EXHIBIT 10.4A

4.4   MULTIBRANCH  PARTY.  For the purpose of Section  10(c) of this  Agreement:
      Party A is not a Multibranch Party, and will act through its London branch. Party B is not a Multibranch Party.

4.5 CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

4.6   CREDIT SUPPORT DOCUMENT. Not applicable.

4.7   CREDIT SUPPORT PROVIDER. Not applicable.

4.8 GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

4.9 NETTING OF PAYMENTS. Section 2(c)(ii) of this Agreement will apply to Transactions entered into under this Agreement.

4.10  NO SET-OFF.

      (i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 2(c) or
            Section 6.

      (ii) Section 6(e) shall be amended by the deletion of the following sentence; "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any set-off.

4.11 "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

4.12  ADDITIONAL REPRESENTATION.

      (a) Section 3 is amended by the addition at the end thereof of the following additional representations:

            "(g) NO AGENCY. It is entering into this Agreement and each Transaction as principal and not as agent of any person."

      (b) The following additional representation shall be given by Party A only:

            "(h)  PARI PASSU.  Its  obligations  under this  Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

4.13  CALCULATIONS

      In the event that Party A is the sole Affected Party or Defaulting Party, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination Date) to proceed in accordance with Section 6 of the Agreement subject to the following:

      (i) For the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B

                                                                   EXHIBIT 10.2A

                                                                   EXHIBIT 10.3A

                                                                   EXHIBIT 10.4A

      (ii) The following amendments shall be deemed to be made to the definitions of "MARKET QUOTATION":

            (a) the word "firm" shall be added before the word "quotations" in the second line;

            (b) the words "provided that the documentation relating thereto is either the same as this Agreement and the existing confirmations hereto (and the short-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "P-1" by Moody's and the long-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "A1" by Moody's or Moody's has confirmed in writing such proposed documentation and proposed counterparty will not adversely impact the ratings of the [Notes] shall be added after "agree" in the sixteenth line; and

            (c) the last sentence shall be deleted and replaced with the following:

                  "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be either (a) the higher of the two quotations where there would be a sum payable by Party B to Party A, or (b) the lower of the two quotations where there would be a sum payable by Party A to Party B. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and if Party B does not accept such quotation (or if no quotation has been provided), it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

      (iii) For the purpose of the definition of "MARKET QUOTATION", and without limiting the general rights of Party B under the Agreement:

            (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to (iii)(C) below;

            (B) Party A shall, for the purposes of Section 6(e), be permitted to obtain quotations from Reference Market-makers; and

            (C) if no quotations have been obtained within [*] Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined.

      (iv)  Party B will be  deemed to have  discharged  its  obligations  under
            (iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain quotations from Reference Market-makers.

      (v) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

                                                                   EXHIBIT 10.2A

                                                                   EXHIBIT 10.3A

                                                                   EXHIBIT 10.4A


PART 5

OTHER PROVISIONS

5.1 OBLIGATIONS. In Section 2(a)(iii) the words "or Potential Event of Default" shall be deleted.

5.2   RATING EVENT

      (i)(x) If, at any time, the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as A1 (or its equivalent) by Moody's (and, at such time, the long-term, unsecured and unsubordinated debt obligations of any co-obligor to Party A are not rated as high as A1 (or its equivalent) by Moody's (such ratings together the "MOODY'S REQUIRED RATINGS I")), then Party A will, at its own cost within 30 days from ceasing to meet Moody's Required Ratings 1:

      (a) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Moody's Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer or (y) a replacement third party agreed by Moody's; or

      (b) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement. Such co-obligor may be either (x) a person with the Moody's Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer, or (y) a person agreed by Moody's; or

      (c)     take such other action as Party A may agree with Moody's; or

      (d) at its own cost, lodge collateral in an amount determined in accordance with the Moody's Criteria as set out in the Credit Support Annex to this Schedule in support of its obligations under this Agreement (or other lesser amount which might be agreed with Moody's).

      If any of (i)(x)(a), (i)(x)(b) or (i)(x)(c) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (i)(x)(d) above will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

      (i)(y) If, at any time, (i) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as A3 (or its equivalent) by Moody's or (ii) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as Prime-1 (or its equivalent) by Moody's (such ratings together the "MOODY'S REQUIRED RATINGS II") (and, at such time, the long-term, unsecured and unsubordinated debt obligations or the short-term, unsecured and unsubordinated debt obligations of any co-obligor to Party A are not rated as high as the Moody's Required Ratings I, then Party A will, on a best efforts basis and at its own cost attempt to:

                                                                   EXHIBIT 10.2A

                                                                   EXHIBIT 10.3A

                                                                   EXHIBIT 10.4A


              (a) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Moody's Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer or (y) a replacement third party agreed by Moody's; or

              (b) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement. Such co-obligor may be either (x) a person with the Moody's Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer, or (y) a person agreed by Moody's; or

              (c)   take such other action as Party A may agree with Moody's.

              Pending compliance with (i)(y)(a), (i)(y)(b) or (i)(y)(c) above, Party A will, at its own cost:

              (d) within the later of 10 days from ceasing to meet Moody's Required Ratings II or 30 days from ceasing to meet Moody's Required Ratings 1, lodge collateral in an amount determined in accordance with the Moody's Criteria (as defined in the Credit Support Annex to this Schedule) in support of its obligations under this Agreement (or other lesser amount which might be agreed with Moody's).

              If any of (i)(y)(a), (i)(y)(b) or (i)(y)(c) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (i)(y)(d) above will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

              In relation to paragraphs 5.2(i)(x)(d) and 5.2(i)(y)(d) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by it of the mark-to-market value of the outstanding Transactions.

      (ii) If, at any time, (i) the short-term unsecured, unsubordinated and unguaranteed debt obligations of Party A are assigned a rating of less than A-1+ by S&P (the "S&P REQUIRED RATING") or (ii) any such rating is withdrawn by S&P, then the Party A will, at its own cost, within 30 days from ceasing to meet the S&P Required Rating, use its best endeavours (at the option of Party A) to:

              (a) transfer and assign its rights and obligations under this Agreement and the Transaction dated the same date hereof between Party A and Party B to either (x) a third party having the S&P Required Rating or (y) a replacement third party agreed by S[and]P; or

              (b)   enter into an agreement  with a third party,  having  either
                    (x) the S&P Required Rating or (y) a party agreed with S&P, which party will guarantee the obligations of Party A under this Agreement; or

              (c) at its own cost, lodge collateral in an amount (notwithstanding any provisions of any credit support annex in respect of this Agreement) determined in accordance with the then applicable S&P Criteria (as

                                                                   EXHIBIT 10.2A

                                                                   EXHIBIT 10.3A

                                                                   EXHIBIT 10.4A


                    defined in the Credit Support Annex to this Schedule) in support of its obligations under this Agreement (or other lesser amount which might be agreed with S&P) ; or

              (d) find any other solution acceptable to S&P to maintain the then current rating of the Notes.

      (iii)   If Party A does not take the  measures  described in either (i) or
              (ii) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event (a "RATING EVENT") with respect to Party A and shall be deemed to have occurred on the thirtieth day following such downgrade (as appropriate) with Party A as the sole Affected Party and all Transactions shall be Affected Transactions, provided that the foregoing shall not apply in respect of any failure by Party A to comply with its obligations under the Credit Support Annex. Further, it shall constitute an Additional Termination Event with respect to Party A if Party A fails to satisfy one of (a), (b) or
              (c) under paragraph 5.2(i)(y) above, (assuming for this purpose only that the words, "on a best efforts basis and", and, "attempt to", are deleted from that paragraph), and such Additional Termination Event shall be deemed to have occurred on the thirtieth day following such downgrade (as appropriate) with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

      If Party A fails to comply with 5.2(i)(y)(d) of the Schedule such failure shall give rise to an Event of Default with respect to Party A and shall be deemed to have occurred on the tenth day from ceasing to meet Moody's Required Ratings II with Party A as the Defaulting Party. Further, it shall constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of 5.2(i)(y)(d) of the Schedule, Party A has failed within 30 days of ceasing to meet Moody's Required Ratings II to either:

      (a) transfer all of its rights and obligations with respect to this Agreement to a replacement third party with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B; or

      (b) procure another person with the Required Ratings which is domiciled in the same legal jurisdiction as Party A or Party B to become co-obligor in respect of the obligations of Party A under this Agreement; or

      (c)     take such other action agreed with Moody's,

      and such Additional Termination Event shall be deemed to have occurred on the thirtieth day from Party A ceasing to meet Moody's Required Ratings II with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

      In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such Early Termination Date in respect of an Additional Termination Event under this Clause 5.2 if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible (as Party B may, in its absolute discretion, determine) the economic and legal terms of the Terminated Transactions with Party A.

                                                                   EXHIBIT 10.2A

                                                                   EXHIBIT 10.3A

                                                                   EXHIBIT 10.4A

5.3 DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT AND TERMINATION EVENTS. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply with respect to Party B.

5.4   AMENDMENT  TO EVENTS OF  DEFAULT  AND  TERMINATION  EVENTS.  At the end of
      Section 5(a)(i) the addition of the following:

      "(for the purposes of this Section failure to pay shall be deemed to include circumstances where payment is made by a party but is subsequently required to be repaid pursuant to any applicable laws or regulations)".

5.5 INDEMNIFIABLE TAX. For the purposes of Section 2(d)(i)(4) no tax shall be an Indemnifiable Tax.

5.6   GROSS-UP PROVISION

      Neither Party A nor Party B will in any circumstances be required to pay additional amounts in respect of any Indemnifiable Tax or be under any obligation to pay to the other any amount in respect of any liability of such other party for or on account of any Tax, and, accordingly, Section 2(d)(i)(4) and Section 2(d)(ii) of this Agreement shall not apply.

5.7 TRANSFERS. Section 7 of this Agreement is replaced in its entirety with the following:

      "(a)  GENERAL

            Save as provided in Part 5.2(i)(x)(a), (i)(y)(a) or (ii)(a) of the Schedule to this Agreement and this paragraph, neither party may transfer its interest hereunder or under any Transaction to another party.

      (b)   TRANSFERS BY PARTY A

            (i) Transfers by Party A if a Tax Event occurs and Party A is the Affected Party.

                  (a) Section 6(b)(ii) shall not apply and Party A and Party B will seek to find an alternative counterparty to replace Party A so that such Tax Event ceases; or

                  (b) Party A may, with the prior consent of Party B, S&P, Moody's and the Trustee, within 20 days after it gives notice under Section 6(b)(i) (or, if earlier, on the relevant Scheduled Payment Date next following the date upon which the Tax Event occurs) transfer all its rights and obligations under this Agreement in respect of the Affected Transactions to any of its offices or branches or any other person so that such Tax Event ceases to exist;

                  (c) In the event that Party A is unable to Transfer the Affected Transactions in accordance with Section 7(b)(i), a Termination Event will occur with both parties being Affected Parties.

                                                                   EXHIBIT 10.2A

                                                                   EXHIBIT 10.3A

                                                                   EXHIBIT 10.4A


            (ii)  Transfers by Party A for any other reason

                  Party A may with the prior written consent of Party B, S&P, Moody's and the Trustee, make a transfer of this Agreement to any Affiliate of Party A (but without prejudice to any other right or remedy under this Agreement);

     With respect to this Section 7(b), Party B, S&P, Moody's and the Trustee shall not be entitled to withhold their consent to a proposed transfer if:

     (1) any transferee of Party A enters into documentation identical or, subject to the Trustee's consent, substantially identical to this Agreement and the documents executed in connection with this Agreement;

     (2) the short-term unsecured debt obligation of the transferee of Party A, as rated by S&P and Moody's is, at least "A-1"/"Prime 1";

     (3) as of the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of tax under this Agreement;

     (4) a Termination Event or an Event of Default does not occur under this Agreement as a result of such transfer; and

     (5) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer.

(a)  TRANSFERS BY PARTY B

     Neither this Agreement nor any interest in or under this Agreement or any Transaction may be transferred by Party B to any other entity save with Party A's prior written consent EXCEPT THAT such consent is not required in the case of a transfer, charge or assignment to the Trustee as contemplated in the Deed of Charge. For the avoidance of doubt, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement to the Trustee (or any successor thereto) pursuant to and in accordance with the Deed of Charge and acknowledges notice of such assignment. Party A and Party B acknowledge that the provisions of this Agreement and any Transaction hereunder will be subject to (a) the priority of payments set out in the Ninth Schedule to the Trust Deed and (b) the Deed of Charge each dated of even date of this Agreement without regard to any subsequent amendments thereto.

     Any transfer by Party B shall be subject to the consent of the Trustee, S&P and Moody's."

5.8 REDUCTION OF PAYMENT OBLIGATIONS. In the event that any payment made by Party B to Party A under a Transaction is less than the amount which Party B would be required to pay Party A but for Part 5.9.2 below the payment obligation of Party A to Party B shall be rateably reduced to the extent of the reduction in the amount paid by Party B to Party A. For the avoidance of doubt the payment of a reduced amount by Party A under this

                                                                   EXHIBIT 10.2A

                                                                   EXHIBIT 10.3A

                                                                   EXHIBIT 10.4A


      Agreement shall not constitute a breach of the payment obligations specified in Section 2(a)(i).

5.9 NO LIABILITY AND NO PETITION. Party A shall not be entitled to have recourse for the payment or recovery of any monies owing to it by Party B under this Agreement to any asset of Party B except to the extent provided in the Deed of Charge. Accordingly:

      5.9.1   Party A agrees that it shall not:

              (i) take any corporate action or other steps or legal proceedings for the winding-up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all Party B's revenues and assets; or

              (ii) have any right to take any steps for the purpose of obtaining payment of any amounts payable to it under this Agreement by Party B and shall not take any steps to recover any debts whatsoever owing to it by Party B, except as permitted by the Deed of Charge; and

      5.9.2 If the net proceeds of realisation of the security constituted by the Deed of Charge upon enforcement thereof in accordance with the provisions of the Deed of Charge are less than the aggregate amount payable in such circumstances by the Issuer to Party A and the other parties to the Deed of Charge (the "TRANSACTION PARTIES") (such negative amount being referred to herein as a "shortfall"), the obligations of Party B in respect of the Notes of each Class and its obligations to Party A and the other Transaction Parties in such circumstances will be limited to such net proceeds which shall be applied in accordance with the order of priority set out in the Deed of Charge. In such circumstances, the other assets (if any) of Party B will not be available for payment of such shortfall, which shortfall shall be borne by the Transaction Parties in accordance with the order of priority set out in the Deed of Charge (applied in reverse order), the rights of the Transaction Parties to receive any further amounts in respect of such obligations shall be extinguished and none of the Noteholders of each Class or the other Transaction Parties may take any further action to recover such amounts.

              Only the Note Trustee may pursue the remedies available under applicable laws, under the Notes, the Deed of Charge and under the other Documents (including this Agreement) to enforce the rights of the Noteholders, Party A, the Note Trustee or the Expenses Loan Provider against the Issuer, and no Noteholder or any of Party A, the Note Trustee or the Expenses Loan Provider shall be entitled to proceed directly against the Issuer other than in accordance with the Deed of Charge (including, without limitation, Clause 17 (Limited Recourse; Non-Petition) thereof).

5.10 SUCCESSORS. References in this Agreement to the parties hereto, Party A and Party B shall (for the avoidance of doubt) include, where appropriate, any permitted successor or assign thereof.

                                                                   EXHIBIT 10.2A

                                                                   EXHIBIT 10.3A

                                                                   EXHIBIT 10.4A


5.11 DEFINITIONS. This Agreement, the Confirmations and each Transaction hereunder are subject to the 2000 ISDA Definitions (as published by the International Swap and Derivatives Association, Inc.) (the "DEFINITIONS") and will be governed in all respects by the provisions set forth in the Definitions, without regard to any amendments subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in and shall be deemed to be part of this Agreement and each Confirmation as if set forth in full in this Agreement and in each such Confirmation. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. Words and expressions used in this Schedule which are not defined herein or in the Definitions shall have the same meanings as are given to them in the Confirmation. Terms defined or referred to in (a) the Trust Deed dated of even date with this Agreement and executed by Party B and the Note Trustee and (b) the Master Definitions Schedule dated 24 October 2002 and executed by, inter alia, Party A and Party B shall, where the context permits, bear the same respective meanings herein. In the event of any conflict between the Master Definitions Schedule and the definitions in the Trust Deed, the definitions in the Trust Deed shall prevail.

5.12 BENEFIT OF AGREEMENT. Any legal entity into which Party A is merged or converted or any legal entity resulting from any merger or conversion to which Party A is a party shall, to the extent permitted by applicable law, be a party to this Agreement in place of Party A without any further act or formality.

5.13 RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      5.13.1 NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      5.13.2 ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      5.13.3 STATUS OF PARTIES. The other party is not acting as fiduciary for or an adviser to it in respect of that Transaction.

                                                                   EXHIBIT 10.2A

                                                                   EXHIBIT 10.3A

                                                                   EXHIBIT 10.4A

5.14  Section 2(b) is hereby amended to read in its entirety as follows:

      CHANGE OF ACCOUNT. Party A may change its account for receiving payment or delivery by giving notice to Party B at least ten Local Business Days prior to the scheduled date for payment or delivery to which such change applies unless Party B gives timely notice of a reasonable objection to such change. Party B may change its account for receiving payment or delivery by giving notice to Party A at least ten Local Business Days prior to the scheduled date for payment or delivery to which such change applied unless Party A gives timely notice of a reasonable objection to such change.

5.15 SEPARATE AGREEMENTS Section 1(c) (Single Agreement) will be deleted and replaced with the following:

      "Each Transaction is entered into on the basis that this Master Agreement (including the Schedule) is incorporated by reference into the Confirmation relating to that Transaction so that this Master Agreement and the relevant Confirmation shall form a single agreement with respect to that Transaction. This Master Agreement shall not be construed to form a single agreement with two or more Confirmations together unless specific provision to that effect is made in the relevant Confirmation. Accordingly, all references to this "AGREEMENT" mean, with respect to any Transaction, this Master Agreement together with the Confirmation relating to that Transaction. It is understood that the parties would not enter into any Transaction except on the foregoing terms."

5.16 INCONSISTENCY In the event of an inconsistency among or between any of the following documents, the relevant document first listed below shall govern.

          (i)  Confirmation;

          (ii) Schedule;

          (iii) Definitions.

5.17 RECORDING OF TELEPHONE CONVERSATIONS. Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties. Party A agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it.

5.18 SEVERABILITY. Any provision of this Agreement which is prohibited (for reasons other than those constituting an illegality) or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Agreement or affecting the validity or enforceability of such provision in any other jurisdiction unless the severance shall substantially impair the benefits of the remaining portions of this Agreement or change the reciprocal obligations of the parties.

5.19 CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999. A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Party) Act 1999 to enforce any of its terms but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

                                                                   EXHIBIT 10.2A

                                                                   EXHIBIT 10.3A

                                                                   EXHIBIT 10.4A

IN WITNESS whereof, the parties have executed this Schedule by their duly authorised officers as of the date hereof.

      BARCLAYS BANK PLC                       GRACECHURCH CARD FUNDING
                                              (NO. 7) PLC


By:                                      By:

      Name:                                    Name:

      Title:                                   Title: As Director

      Date: 2 December 2004                    Date: 2 December 2004




























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